androgen & metabolic therapies for better health Investor Presentation January 2022 Exhibit 99.1

Certain statements in this presentation constitute “forward-looking statements” for purposes of the federal securities laws. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, including but not limited to the expansion of commercialization of JATENZO®, our pipeline, continued growth and expansion, including collaboration with third parties and expected outcomes, and our ability to deliver value to patients and stockholders. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with our financial position, risks associated with our indebtedness, our dependence on JATENZO®, and risks associated with our industry, along with those factors described under the heading “Risk Factors” in the prospectus filed with the Securities and Exchange Commission (the SEC) under Rule 424(b)(3) on December 23, 2021, and those that are included in, and those that are included in any of our future filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 pandemic and there may be additional risks that we consider immaterial, or which are unknown. It is not possible to predict or identify all such risks. Accordingly, undue reliance should not be placed upon the forward-looking statements. Our forward-looking statements only speak as of the date they are made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer

Challenges we're anticipating Build a product accessible on all devices JATENZO® is the first & only FDA-approved oral softgel for testosterone replacement therapy (TRT) in appropriate adult men TRT is an attractive & growing market JATENZO has strong intellectual property protection: Worldwide patent estate & protection through at least 2030 7 Orange Book-listed patents JATENZO has worldwide rights & is an ex-U.S. out-licensing opportunity Pipeline assets have orphan drug potential Experienced leadership team has extensive & relevant backgrounds Investment Summary

DR. ROBERT DUDLEY President & Chief Executive Officer RIC PETERSON Chief Financial Officer Meet Our Leadership Team STEVE BOURNE Chief Administrative Officer DR. JAY NEWMARK Chief Medical Officer JAMES HOLLOWAY SVP, Manufacturing & Supply FRANK JAEGER Chief Commercial Officer DR. ZHANNA JUMADILOVA Chief Clinical Development Officer

The JATENZO Opportunity

8.1MM TRX/YR2 ~2.2MM treated ~6MM diagnosed ~20MM affected 1. U.S. Census (2019); Int J of Clin Pract (2006); J Clin Endo Metabolism (2007); Symphony Healthcare (2014); IMS Health (2015); StrataMark survey results. 2. Data Sources: Symphony Metys Data January 2021 through December 2021. Growing Opportunity ~$33MM in net sales for each JATENZO share point ~7.5% 5-year CAGR2 U.S. testosterone (T) market

Convenient *As demonstrated in JATENZO Phase 3 “inTUne” trial; see product labeling and J Clin Endocrinol Metab 105: 1-17, 2020. Effective* Safe* easy-to-swallow softgel taken twice daily (BID) with food dose adjustable option 87% of men achieved T levels in normal range restored T levels to mid-normal range safety profile consistent with TRT class no liver toxicity only modest impact on blood pressure (consistent with other TRT) JATENZO is First Oral T Softgel Approved by FDA

Importance of an Oral TRT Option

Current non-oral TRT treatments pose challenges for patients

***FACT*: Over 95% of all TRT prescriptions written are injectables & topicals[2]**



Gel/Topical Solution
Patch
Injection/Implant

***FACT*: 76% of patients believe their needs are not very well met by currently available TRTs[1]**

***FACT*: ~95k+ men change their TRTs at least once/yr[2]**



He starts a different type of TRT
He discontinues within a few months
He restarts on a different brand
He discontinues again a few months later

TRT Cycle of Discontinuation

1. On behalf of Clarus Therapeutics, Inc., Harris Poll conducted online survey between May 6 – June 5, 2020. 2. Data from Symphony PTD Rx claims from January 2021 to December 2021. Included approved claims only; rejections and reversals not included.

Beneficial Clinical Attributes of JATENZO References: Swerdloff, RS and Dudley, RE. Ther Adv Urol 2020; 12: 1-16. Swerdloff, RS, et al. J Clin Endocrinol Metab 2020:105: 1-17. Increases free T & improves classic symptoms associated with hypogonadism

JATENZO Safety Profile

Consistent with TRT class

- Most common adverse events (AEs) were: headache (4.8%), increased hematocrit (4.8%), hypertension (3.6%), decreased HDL cholesterol (3.0%), & nausea (2.4%)[*, 1]
- **JATENZO not** associated with:[2]
  - Liver toxicity
  - Prostate disease
  - Adverse changes in CV risk biomarkers [hs-CRP, LpPLA2, Lp(a)]
  - Clinically significant increases in LDL ("bad") cholesterol or triglycerides

*Adverse events ≥ 2% in four-month pivotal trial of JATENZO; n=166.

1. Swerdloff, RS, et al. J Clin Endocrinol Metab 2020:105: 1-17. 2. Swerdloff, RS and Dudley, RE. Ther Adv Urol 2020; 12: 1-16; see also: www.JATENZO.com.

Maximizing JATENZO's Commercial Potential

60 Clinical Sales Specialists cover ~80% of TRT market prescriptions Poised to Accelerate JATENZO Growth PCPs, UROs, & ENDOs targeting top deciles HCP education & patient advertising drive awareness Corporate Account Directors focused on expanding payer coverage NOTE: Data from Symphony PTD Rx claims from July 2019 to August 2020. Included approved claims only; rejections and reversals not included. 1 dtc is key DTC is Key to Drive JATENZO Demand Patient awareness Direct-to-consumer advertising Patient demand i-- i--

Competitive & Affordable Coverage *Data sources: Competitive data using MMIT (as of 8/26/2021) Payer Coverage Across All Channels* * Payer channels include Commercial, Medicare Part D, Medicaid, & Health Exchanges Payers reimburse brands

Sales Force Expansion Flexibility to expand sales force for greater reach & frequency based on JATENZO performance Increasing HCP awareness from beginning . . . . . . . . . . . .. . . . . to JATENZO in patient’s hands Patient-focused "HUB" Supports Journey

Find-a-Doc Targeted HCPs Clarus expanded sales force increases reach & frequency Directly ships to patient Patient HUB service Patient sees JATENZO DTC Patient visits JATENZO website Telemedicine HUB Designed to Drive JATENZO Demand Patient easily reorders JATENZO Patient satisfied

Growth Opportunities

3-Part Growth Strategy

clarus THERAPEUTICS

1	2	3
JATENZO Life-Cycle Management	**R&D Pipeline Development**	**Business Development**
Once-Daily – hypogonadism (8.1MM TRx/yr)	CLAR-121 (Testosterone + Anastrozole) Inflammatory breast disease; breast cancer*	U.S. in-licensing
F-T-M transgender (700K males)[1]	CLAR-222 (CoQ_{10} + Caspofungin) Primary & secondary CoQ_{10} deficiencies	Ex-U.S. out-licensing (JATENZO)
Chronic Kidney Disease (>2MM hypogonadal men)[2]		Co-promotion &/or co-development

* Specifically:, periductal mastitis and related inflammatory conditions and estrogen receptor + / androgen receptor + (ER+/AR+) breast cancer

1. Moravek, M. B. *Clinical Obstetrics and Gynecology*, 2018, 61(4): 687-704(18) and Crissman HP, Berger MB, Graham LF, et al. *Am J Public Health*. 2017; 107:213-215.
2. Yilmaz MI1, Sonmez A, Qureshi AR, Saglam M, Stenvinkel P, Yaman H, et al. *Clin J Am Soc Nephrol*. 2011;6:1617-25. and Carrero JJ, Qureshi AR, Parini P, Arver S, Lindholm B, Bárány P, et al. *J Am Soc Nephrol*. 2009; 20:613-20.

CLAR-121 (Testosterone + Anastrozole)

clarus THERAPEUTICS

Proprietary asset for certain forms of breast disease/breast cancer

Inflammatory Periductal Mastitis





- MOA: activates AR-dependent anti-inflammatory mechanism(s) in breast tissue
- Painful, debilitating inflammation of breast tissue (L)
- No effective pharmaceutical intervention; often results in disfiguring surgery (R)
- History of CLAR-121 clinical use in Australia expected to speed clinical development
- Target U.S. population: ~150k women/yr
- Potential orphan drug designation

ER+/AR+ Breast Cancer

- MOA: AR activation + suppression of estradiol binding to ER to suppress tumor growth
- Androgen receptor suppresses ER+/AR+ breast cancer[1]
  - 80% of all ER+ breast cancers in U.S. are AR+
- Target U.S. population: ~180k patients/yr
- Potential orphan drug designation



Androgen counterbalances estrogen-driven breast cancer
ESTROGEN
ANDROGEN
Estrogen dominant = breast cancer growth
ESTROGEN
ANDROGEN
Androgen dominant = cancer growth stopped

https://www.eurekalert.org/pub_releases/2021-01/uoa-ndi011421.php

1. Hickey, TE, Selth, LA, Chia, KM, et al. *Nature Med.* 2021; 27: 310-320.

dtc is key CLAR -222 (CoQ10* + Caspofungin) In-licensed from McGill University Worldwide IP & marketing rights Upfront, success-based milestones & royalty payments CoQ10 is natural coenzyme vital for mitochondrial function; caspofungin is FDA-approved antifungal drug Extensive preclinical proof-of-concept data generated by McGill 1 Potential orphan drug designation for certain uses Genetic mitochondrial diseases afflict > 1 in 5000 adults & ~1000+ children/year in U.S. 2, 3 Potential treatment for primary & secondary CoQ10 deficiency & associated mitochondrial diseases *Also known a ubiquinone. CoQ10 is an endogenous molecule and a crucial component of the oxidative phosphorylation process in mitochondria. 1. Wang, Y. and Hekimi, S. Micellization of coenzyme Q by the fungicide caspofungin allows for safe intravenous administration to reach extreme supraphysiological concentrations. Redox Biol 2020; 36:101680.; Figures from: Stefely JA and Pagliarini DJ. Biochemistry of mitochondrial Coenzyme Q biosynthesis. Trends Biochem Sci. 2017, 42:824-843. 2. Ng, YS and Turnbull, DM. Mitochondrial disease: genetics and management. J. Neurol. 263: 179-191. 3. https://my.clevelandclinic.org/health/diseases/15612-mitochondrial-diseases.

Pipeline of Assets & Timelines R&D Program Description Clinical Development Phase Projected Initiation JATENZO: CKD Treatment of hypogonadal men with chronic kidney disease* Phase 4** 1H 2022 Once daily (QD) oral TU Treatment of male hypogonadism Phase 2 2H 2022 JATENZO: male transgender T therapy for female-to-male transgender individuals* Phase 4** CLAR-121 (T+A) 2H 2022 Treatment of inflammatory breast disease (PDM) & as adjunctive therapy in ER+/AR+ breast cancer Phase 2 (PDM) 2H 2022 Treatment of primary & secondary forms of CoQ10 deficiency & related mitochondrial dysfunction CLAR-222 (CoQ10+CF) Phase 1 2H 2022 *Labeling expansion **Investigator-Initiated Study

Strong IP & Exclusivity Pathways

JATENZO

- Full rights to patents & applications for JATENZO
- 7 Orange Book-listed patents with expiry in 2026 (1), 2029 (1) & 2030 (5)
  - requires Paragraph IV filing for generics (none filed to date)
- Potential 6-month added exclusivity for each patent with pediatric study

CLAR-121 & CLAR-222

- Clear pathway to issued IP & market exclusivity
- Patent applications pending in U.S. & major non-U.S. pharma markets
- Potential five-year Hatch-Waxman market exclusivity upon FDA approval
- Potential seven-year orphan drug market exclusivity upon FDA approval clarus THERAPEUTICS

Financial Highlights

Financial Highlights Revenue $9.4MM Gross profit margin 84.8% Operating expenses $40.4MM Outstanding shares 9.2MM Current cash & cash equivalents $22.0MM For the 9 months ended 9/30/21

Key Takeaways Experienced leadership team has extensive, relevant backgrounds & exceptional track record commercializing innovative therapies in our target markets JATENZO: is first-in-class FDA-approved oral softgel for attractive & growing TRT market has labeling expansion opportunities has patent protection through 2030 has worldwide rights & is an ex-U.S. out-licensing opportunity Pipeline assets with attractive orphan drug potential androgen & metabolic therapies for better health Investor Presentation January 2022